UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2004

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DOGS INTERNATIONAL

(Exact name of registrant as specified in charter)

_______________________________________

Nevada	333-84568	90-0006843
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

408 S. Daytona
Flagler Beach, Florida	32136
(Address of Principal Executive Office)	(Zip Code)

(386) 439-4006

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

        On June 18, 2004, the Registrant issued a press release announcing it was terminating all negotiations with PetsUnited. Additionally, the Registrant announced it had requested a termination of the proposed listing of its common stock on the Berlin-Bremen Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.

EXHIBITS

99     Press Release, dated June 18, 2004

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                DOGS INTERNATIONAL

                                                                                                By: /S/Rosemary Williams

                                                                                                      Rosemary Williams, President

Date: June 21, 2004